SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              July 18, 2006
                              -------------
                              Date of Report
                    (Date of earliest event reported)


                             TC X Calibur, Inc.
                             ------------------
           (Exact name of registrant as specified in its charter)



    NEVADA                        033-29139                      87-0474017
    ------                        ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)


                        4685 South Highland Drive, #202
                         Salt Lake City, Utah 84117
                       -------------------------------
                   (Address of Principal Executive Offices)

                               (801) 278-9424
                               --------------
                       (Registrant's Telephone Number)

                           None; Not Applicable.
                      ----------------------------------
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

     On July 18, 2006, TC X Calibur, Inc. issued a press release announcing the execution of a definitive merger agreement with RE3W Worldwide Limited, a British Virgin Islands company. The press release is attached as Exhibit 99 and is incorporated herein by reference. See Item 9.01.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.



                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TC X Calibur, Inc.


Date: 07/18/06                    /s/ Travis T. Jenson
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                                 Travis T. Jenson
                                 President and Director